Capital Group U.S. Small and Mid Cap ETF
Investment portfolio
August 31, 2025
unaudited

Common stocks 97.98% Financials 27.10%	Shares	Value (000)
Capital One Financial Corp.	94,976	$21,581
Brown & Brown, Inc.	199,373	19,329
Fifth Third Bancorp	311,468	14,256
Victory Capital Holdings, Inc., Class A	187,507	13,366
RenaissanceRe Holdings, Ltd.	48,255	11,726
KeyCorp	536,271	10,382
TPG, Inc., Class A	167,545	10,111
Hamilton Lane, Inc., Class A	55,648	8,589
StepStone Group, Inc., Class A	133,014	8,255
LPL Financial Holdings, Inc.	22,348	8,145
WEX, Inc. (a)	41,484	7,108
Radian Group, Inc.	180,466	6,295
Aspen Insurance Holdings, Ltd., Class A (a)	162,061	5,915
Citizens Financial Group, Inc.	96,330	5,036
Artisan Partners Asset Management, Inc., Class A	98,411	4,605
Ameriprise Financial, Inc.	8,932	4,598
Affirm Holdings, Inc., Class A (a)	49,426	4,372
Accelerant Holdings, Class A (a)	207,973	4,170
Tradeweb Markets, Inc., Class A	27,994	3,453
		171,292
Industrials 19.94%
United Rentals, Inc.	15,521	14,843
XPO, Inc. (a)	92,848	12,042
Ingersoll-Rand, Inc.	137,026	10,884
Crane Co.	55,622	10,307
Karman Holdings, Inc. (a)	184,611	9,860
Comfort Systems USA, Inc.	11,565	8,135
Generac Holdings, Inc. (a)	39,347	7,289
AGCO Corp.	64,612	6,990
Core & Main, Inc., Class A (a)	103,305	6,686
SiteOne Landscape Supply, Inc. (a)	44,707	6,404
Advanced Drainage Systems, Inc.	41,727	6,008
APi Group Corp. (a)	152,881	5,455
Applied Industrial Technologies, Inc.	17,893	4,716
Copart, Inc. (a)	91,993	4,490
ATI, Inc. (a)	56,222	4,360
Kadant, Inc.	13,426	4,340
Bloom Energy Corp., Class A (a)	60,595	3,208
		126,017
Consumer discretionary 16.35%
YUM! Brands, Inc.	101,585	14,930
Hilton Worldwide Holdings, Inc.	51,321	14,168
Vail Resorts, Inc.	75,343	12,341
Aptiv Holdings, Ltd. (a)	108,498	8,629
Capital Group U.S. Small and Mid Cap ETF — Page 1 of 5

unaudited
Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Flutter Entertainment PLC (a)	18,855	$5,792
Bright Horizons Family Solutions, Inc. (a)	46,859	5,531
Texas Roadhouse, Inc.	29,705	5,126
General Motors Co.	86,181	5,049
Wingstop, Inc.	14,865	4,878
TopBuild Corp. (a)	11,292	4,751
Darden Restaurants, Inc.	22,914	4,742
Five Below, Inc. (a)	30,826	4,473
Williams-Sonoma, Inc.	23,360	4,396
Murphy USA, Inc.	9,846	3,707
Chewy, Inc., Class A (a)	63,925	2,618
LKQ Corp.	68,732	2,242
		103,373
Information technology 11.01%
Ingram Micro Holding Corp.	487,813	9,547
Keysight Technologies, Inc. (a)	45,130	7,376
Insight Enterprises, Inc. (a)	53,825	7,006
Vontier Corp.	154,567	6,632
Lumentum Holdings, Inc. (a)	46,837	6,220
Fabrinet, non-registered shares (a)	17,705	5,865
Flex, Ltd. (a)	107,528	5,766
Procore Technologies, Inc. (a)	77,005	5,353
MongoDB, Inc., Class A (a)	14,270	4,504
Pure Storage, Inc., Class A (a)	56,802	4,408
Cloudflare, Inc., Class A (a)	18,137	3,785
EPAM Systems, Inc. (a)	17,881	3,154
		69,616
Consumer staples 6.91%
US Foods Holding Corp. (a)	205,737	15,965
Monster Beverage Corp. (a)	173,593	10,834
e.l.f. Beauty, Inc. (a)	37,601	4,700
Caseys General Stores, Inc.	9,019	4,460
Dollar General Corp.	37,150	4,040
Estee Lauder Cos., Inc. (The), Class A	40,375	3,704
		43,703
Health care 5.86%
Ionis Pharmaceuticals, Inc. (a)	127,722	5,445
Illumina, Inc. (a)	52,895	5,287
Cooper Cos., Inc. (a)	65,915	4,442
Halozyme Therapeutics, Inc. (a)	60,706	4,441
Veeva Systems, Inc., Class A (a)	16,472	4,434
Doximity, Inc., Class A (a)	64,032	4,350
Exact Sciences Corp. (a)	88,308	4,188
Hims & Hers Health, Inc., Class A (a)	72,999	3,092
Align Technology, Inc. (a)	9,368	1,330
		37,009
Capital Group U.S. Small and Mid Cap ETF — Page 2 of 5

unaudited
Common stocks (continued) Real estate 3.79%	Shares	Value (000)
Simon Property Group, Inc. REIT	44,235	$7,991
Mid-America Apartment Communities, Inc. REIT	46,284	6,749
Crown Castle, Inc. REIT	47,931	4,752
NNN REIT, Inc.	103,984	4,462
		23,954
Communication services 2.80%
ROBLOX Corp., Class A (a)	97,594	12,159
Live Nation Entertainment, Inc. (a)	33,241	5,535
		17,694
Energy 1.91%
Diamondback Energy, Inc.	46,384	6,900
Baker Hughes Co., Class A	113,266	5,142
		12,042
Materials 1.83%
International Paper Co.	148,429	7,374
Element Solutions, Inc.	163,308	4,200
		11,574
Utilities 0.48%
FirstEnergy Corp.	69,706	3,041
Total common stocks (cost: $574,871,000)		619,315
Short-term securities 1.98% Money market investments 1.98%
Capital Group Central Cash Fund 4.29% (b)(c)	124,970	12,498
Total short-term securities (cost: $12,496,000)		12,498
Total investment securities 99.96% (cost: $587,367,000)		631,813
Other assets less liabilities 0.04%		249
Net assets 100.00%		$632,062
Investments in affiliates (c)

	Value at 6/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 8/31/2025 (000)	Dividend or interest income (000)
Short-term securities 1.98%
Money market investments 1.98%
Capital Group Central Cash Fund 4.29% (b)	$2,965	$24,368	$14,835	$(2)	$3	$12,498	$79

(a)	Security did not produce income during the last 12 months.
(b)	Rate represents the seven-day yield at 8/31/2025.
(c)	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
Capital Group U.S. Small and Mid Cap ETF — Page 3 of 5

unaudited
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Capital Group U.S. Small and Mid Cap ETF — Page 4 of 5

unaudited
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2025, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2025 Capital Group. All rights reserved.
ETGEFP1-323-1025
Capital Group U.S. Small and Mid Cap ETF — Page 5 of 5